LOAN DOCUMENT MODIFICAON AGREEMENT
                       (No. 2: dated as of June 10, 1997)


              LOAN DOCUMENT MODIFICATION AGREEMENT dated as of June 10, 1997 by and between PHOTON TECHNOLOGY INTERNATIONAL, INC., a New Jersey corporation with its principal place of business at 1 Deerpark Drive, Suite F, South Brunswick, New Jersey 08852, (the "Borrower") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

               1.  Reference to Existing Loan Document

              Reference is hereby made to that Loan and Security Agreement, dates as of June 26, 1996, as amended by Loan Document Modification Agreement No.1, dated as of November 27, 1996, by and between the Bank and the Borrower (with the attached schedules and exhibits, the "Loan and Security Agreement") and the Loan Documents referred to therein, including without limitation that certain Promissory Note of the Borrower, dated as of June 26, 1996, as amended and restated by the Amended and Restated Promissory Note, dated as of November 27, 1996, in the principal amount of Two Million Dollars ($2,000,000) (the "Note"). Unless otherwise defined therein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan and Security Agreement.

               2.  Effective Date

              This Agreement shall become effective as of June 10, 1997 (the "Effective Date") provided that the Bank shall have received the following on or before June 15, 1997 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank of California:

                   a.  two  copies  of  this  Agreement,  duly  executed  by the
                       Borrower:

                   b. the Consent of Photon Technology International (Canada), Inc. in the form enclosed, duly executed by such entity; and

              By the signature of its authorized officer below, the borrower is hereby representing that, except as modified in Schedule A attached hereto, the representations of the Borrower set forth in the Loan Documents (including those contained in the Loan and Security Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. The Borrower also authorizes the debiting of its account in the amount of $5,000 in payment of the Bank's extension fee in connection herewith, which fee shall be non-refundable. Finally, the Borrower agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Loan and Security Agreement and the other Loan Documents.

               3.  Description of Change in Terms

              As of the Effective Date, the Loan and Security Agreement is modified in the following respects:

                   a. Section 1.1 of the Loan and  Security  Agreement is hereby amended by restating the definition of "Revolving Maturity Date" in its entirety as follows:

                      "'Revolving Maturity Date' means October 15, 1997."

                   b. Section 2.1(b) of the Loan and Security Agreement is hereby amended by restating in its entirety to read as follows:

                  "(b) Inventory Sublimit Advances. Subject to the terms and conditions of this Agreement, at any time from the date hereof through February 14, 1997, Borrower may from time to time request advances (each an "Inventory Sublimit Advance" and collectively the "Inventory Sublimit Advances") from the Bank in an aggregate amount not to exceed the lesser of (i) the Committed Revolving Line minus the then outstanding principal balance of the Advances of all Letters of Credit (including drawn but unreimbursed Letters of Credit) or (ii) the Inventory borrowing Base, provided that the aggregated amount of outstanding Inventory Sublimit Advances shall not in any case exceed Three Hundred Thousand Dollars ($300,000). The proceeds of Inventory Sublimit Advances shall be used only to finance the purchase of Eligible Inventory. For purposes of this Agreement, "Inventory Borrowing Base" shall mean through March 15, 1997 an amount equal to twenty percent (20%) of the value of Borrower's Eligible Inventory (valued at the lower of cost or wholesale fair market value).

                      Interest  shall  accrue  from the  date of each  Inventory
                  Sublimit Advance at the rate specified in Section 2.3(a), and shall be payable monthly for each month through February 1997. Any Inventory Sublimit Advances that are outstanding as of 1 p.m. Pacific Time on March 14, 1997 will be payable as follows:

                                    (i) three  consecutive  monthly  payments of
                      $27,794.10 each on March 15, April 15 and May 15, 1997.

                                    (ii) three  consecutive  monthly payments of
                      $48,639.67 each on June 15, July 15 and August 15, 1997, and a payment of $48,639.69 on September 15, 1997, provided that the last such payment on September 15, 1997 shall in any event be in an amount sufficient to pay all Inventory Sublimit Advances and all interest accrued but unpaid thereon.

                      When  Borrower  desires  to obtain an  Inventory  Sublimit
                  Advance, borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Inventory Sublimit Advance is to be made. Such notice shall be substantially n the form of Exhibit B hereto, and shall specifically indicate that the advance being requested in an Inventory Sublimit Advance. The notice shall be signed by a Responsible Officer and include a copy of the invoice for the Inventory which shall be Eligible Inventory, to be financed."

              c. Section 6.14 of the Loan and Security Agreement is hereby amended by reducing the minimum sum of gross proceeds required for a "Qualified Offering from "$5,000,000" to $2,000,000."

              d. Section 7.9 of the Loan and Security Agreement is hereby restated in it entirety as follows:

                             "7.9 Subordinated  Debt. The Borrower shall make no
                      payments of principal in respect of its Subordinated Debt, including without limitation Subordinated Debt held by ML Technology Ventures, L.P. (the "ML Debt"), except for, commencing July 1997, monthly payments of principal in the amount of $20,000 with respect to the ML Debt."

              e. The Compliance Certificate attached to the Loan and Security Agreement as Exhibit D is hereby restated in its entirety in the form of Exhibit D hereto.

              4. Waiver. The Bank hereby waives any Event of Default arising solely as a result of the Borrower's failure to comply with the profitability covenant set for the in Section 6.11 of the Loan and Security Agreement for the fiscal quarter ending March 31, 1997.

              5.      Continuing Validity.

              Upon the  effectiveness  hereof,  each  reference in each Security
Instrument or other Loan Document to "the Loan and Security Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement, as amended hereby. Except as specifically set forth above, the Loan and Security Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above
(i) do not constitute a waiver or modification or any term, condition or convenant of the Loan and Security Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan and Security Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

              6.      Miscellaneous.

                      a.   This   Agreement   may  be  signed  in  one  or  more
counterparts each of which taken together shall constitute one and the same documents.

                      b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                      c. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICATION IN THE COMMONEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS,THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

                      d. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amended and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special councel for the Bank with respect hereto.

                  [Remainder of Page Intentionally Left Blank]

              IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly officers as of the date set forth above.

                                   Sincerely,

                                   SILICON VALLEY EAST, a Division
                                     of Silicon Valley Bank


                                   By:___________________________
                                     Name:  Jane A. Braun
                                     Title:  Vice President

                                   SILICON VALLEY BANK


                                   By:___________________________
                                      Name:
                                     Title:
                                     (signed in Santa Clara, CA)

                                   PHOTON TECHNOLOGY INTERNATIONAL, INC.


                                   By:___________________________
                                     Name:  Charles G. Marianik
                                     Title:  President and
                                             Chief Executive Officer

                                   SCHEDULE A

             Qualifications and Supplements to Prior Representations

                                      None

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE


TO:           SILICON VALLEY BANK

FROM:         PHOTON TECHNOLOGY INTERNATIONAL, INC.


              The undersigned authorized officer of Photon Technology International, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required convenants except as noted below and (ii) all representation and warranties of borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with the Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

              Please  indicate   compliance  status  by  circling  Yes/No  under
"Complies" column.

              Reporting Covenant                     Required                   Complies
              ------------------                     --------                   --------
Monthly financial statements                Monthly within 30 days              Yes     No
                                            (except for last month FY)
Annual (CPA Audit)                          FYE within 90 days                  Yes      No
A/R & A/P Agings                            Monthly within 15 days              Yes      No
A/R Audit                                   Initial and Semi-Annual             Yes      No

              Financial Covenant            Required                       Actual            Complies
              ------------------            --------                       ------            --------
Maintain on a Quarter Basis:
  Minimum Quick Ratio                       0.60:1.0                       ____:1.0          Yes      No

  Minimum Tangible Net Worth                $1,900,000                     $______           Yes      No
                                            (at 9/30/96 plus 100%
                                            of Net Income ($____)
                                            and 80% of net proceeds
                                            from issuance of capital
                                            stock ($______) after
                                            9.30/96)

Total Liabilities less Subordinated         1.7:1.0                        ____:1.0          Yes     No
  Debt, less Deferred Revenues/
  Tangible Net Worth

Profitability:  Quarterly                   $1                             $_____            Yes      No

Capital Expenditures:  Annually             Not to exceed
                                            $500,000                       $______           Yes     No

Minimum Cash plus Unutilized                2.0:1.0                        _____:1.0         Yes     No
Availability Under the Committed
Revolving Line/Outstanding Amount
Under Inventory Sublimit Advances

Comments Regarding Exceptions:  See Attached.

Sincerely,


--------------------------------------
SIGNATURE

TITLE

DATE

                                     CONSENT


              The undersigned, as a party to a certain Agreement, dated as of June 26, 1996, as amended by Loan Document Modification agreement No. 1, dated as of November 27, 1996 (the "Agreement"), by and between the undersigned and Silicon Valley Bank, hereby consents to the foregoing Loan Document Modification Agreement (No.2)(the "Amendment") and hereby confirms and agrees that the Agreement is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Agreement to "the Loan and Security Agreement", "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement, as amended hereby.

                             PHOTON TECHNOLOGY INTERNATIONAL
                             (CANADA), INC.


                             By_________________________________
                               Name:  Charles G. Marianik
                               Title:  President and Chief Executive Officer